UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
December 16, 2010

Bill The Butcher, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-52439	20-5449905
(Commission File Number)	(IRS Employer Identification No.)

424 Queen Anne Ave. N., Suite #400, Seattle, WA  98109
(Address of Principal Executive Offices)      (Zip Code)

(206) 612-6370
(Registrant's Telephone Number, Including Area Code)

_______________
(Former name or former address, if changed, since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

In an interview with the “Wall Street Reporter” on December 16, 2010, J’Amy Owens, our sole officer and director, disclosed that our “more mature” stores (those that have been open for more than eight months) currently are expected to generate approximately $700,000 in sales per store in fiscal 2011.  In addition, Ms. Owens updated previously disclosed store growth projections, noting that the Company currently expects to open fourteen new stores, and to have a total of 20 operating stores, by the end of 2011 (rather than by the end of fiscal year 2012).

In addition, several comments made in the interview require further clarification:

•
Ms. Owens noted that gross margins for the Company are approaching 50%.  As previously disclosed in our Annual Report on Form 10-K for the fiscal year ended August 31, 2010, as amended (the “Form 10-K/A”), our gross profit for the fiscal year ended August 31, 2010, was 24%.   Our actual gross profit for the quarter ended November 30, 2010, will be disclosed in our Quarterly Report on Form 10-Q that will be filed on or before January 14, 2011.

•
 Ms. Owens stated that we expect a “fully mature store” to be able to generate “more than 20% EBITDA at the store level.”  Because only one of our stores has been open for more than a year and we do not use EBITDA, or earnings before interest, taxes, depreciation and amortization, to measure our operating performance at the store level or for the company as a whole, the reference to store-level “EBITDA” for “fully mature stores” was imprecise and should not be relied upon.   We do not expect to report company or store-level EBITDA in our future periodic reports.

All of these statements are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are subject to a variety of risks and uncertainties.   The Company’s actual results could differ materially from those anticipated in these forward-looking statements for many reasons.  Factors that could affect actual future events or results include the risks that we have a limited operating history and face significant challenges in executing our business plan; we have a history of losses and expect to incur losses in the future; we need to raise additional capital to fund our business and continue as a going concern; we may be unsuccessful in implementing our growth plan, which would have a material adverse impact on our business and financial results; and the other risks that are described under the caption “Risk Factors” in our Form 10-K/A and in our other reports filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 3, 2011

Bill the Butcher, Inc.
Registrant

By: /s/ J'Amy Owens
Name: J'Amy Owens
Title: President